SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement      |_|    Confidential, For Use of the
|x|  Definitive Proxy Statement              Commission Only (as permitted by
|_|  Definitive Additional Materials         Rule 14a-6(e)(2))
|_|  Soliciting Material Under Rule 14a-12

                                LITFUNDING CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              |X| No fee required.
|_| Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                LITFUNDING CORP.
                           Notice and Proxy Statement
                                  July 12, 2004

Dear Stockholder:

We are pleased to invite you to the Annual Meeting of Stockholders of LitFunding Corp. The meeting will be held on August 6, 2004 at 11:00 a.m., at the Radisson Wilshire Plaza, 3515 Wilshire Blvd., Los Angeles CA 90010. A buffet lunch will be served.

At the meeting, you and the other stockholders will be asked to vote on the following:

1. the election of 5 directors to the Board of Directors of LitFunding;

2. the ratification of the LitFunding Corp. 2004 Stock Option Plan; and

3. the ratification of the appointment of Epstein, Weber & Conover, PLC as the independent auditors of LitFunding for fiscal year 2004.

You will also hear an overview of LitFunding's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is available online at www.sec.gov, contains other detailed information about LitFunding, including its audited financial statements for the year ended December 31, 2003.

Stockholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about July 13, 2004.

We hope you can join us on August 6, 2004. Regardless of whether you expect to attend the meeting in person, please read the Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.


Sincerely,


/s/ Morton Reed
----------------
Morton Reed,
Chairman of the Board

                                LITFUNDING CORP.
                    Notice of Annual Meeting of Stockholders
                            To be held August 6, 2004



LitFunding Corp. will hold its Annual Meeting of Stockholders on August 6, 2004 at 11:00 a.m., Pacific Daylight Time, at: the Radisson Wilshire Plaza, 3515 Wilshire Blvd., Los Angeles CA 90010.

We are holding this meeting to consider and act upon the following matters that are more fully described in the accompanying Proxy Statement, including proposals to:

1. elect 5 directors to the Board of Directors of LitFunding;

2. ratify the appointment of Epstein, Weber & Conover, PLC as the independent auditors of LitFunding for fiscal year 2004;

3. ratify the LitFunding Corp. 2004 Stock Option Plan; and

4. consider such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has selected June 23, 2004 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. A list of stockholders as of the record date will be available for inspection at the corporate headquarters of LitFunding for ten days before the meeting.


             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
          PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

A copy of LitFunding's 2003 Annual Report is available for review online at www.sec.gov. Please read the Annual Report in its entirety.

By Order of the Board of Directors,

/s/ David Cohen
------------------------
David Cohen, Secretary
Los Angeles, California
July 12, 2004

                                LITFUNDING CORP.
                         Annual Meeting of Stockholders
                            To Be Held August 6, 2004

This Proxy Statement is furnished to stockholders of LitFunding for use at the Annual Meeting of Stockholders to be held at 11:00 a.m., Pacific Daylight Time, at the Radisson Wilshire Plaza, 3515 Wilshire Blvd., Los Angeles CA 90010, or at any postponements or adjournments of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is July 13, 2004.

1. GENERAL INFORMATION

Q: Who is soliciting my proxy?
A: We, the Board of Directors of LitFunding (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at LitFunding's Annual Meeting of Stockholders. Specified directors, officers, and employees of LitFunding may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q: Who is paying for this solicitation?
A: LitFunding will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q: On what am I voting?
A: You will have the chance to vote on, specifically:

o the election of : David G. Wallace, Howard Appel, Andrew B. Scherr, Morton Reed and Stanley B. Weiner to the Board;
o  the ratification of the LitFunding Corp. 2004 Stock Option Plan; and
o the ratification of the appointment of Epstein, Weber & Conover, PLC as LitFunding's independent auditors for fiscal year 2004. Q: Who can vote?

A: Only holders of LitFunding's Common Stock at the close of business on June 23, 2004, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q: How do I vote?
A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing LitFunding's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Deron Colby (an attorney from the law firm that represents us, Abrams Garfinkel Margolis Bergson, LLP) and David Cohen (our corporate secretary), the proxy holders, will vote your shares as follows:

o FOR the election of each of the nominees for director;
o FOR the ratification of the LitFunding Corp. 2004 Stock Option Plan; and
o FOR the ratification of the appointment of the independent auditors.

Q: What constitutes a quorum?
A: On the record date, LitFunding had 9,410,850 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) must be present at the meeting or represented by proxy.

Q: What vote is required to approve each proposal?
A: For the election of directors, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q: What if my shares are held in "street name?"
A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of directors and the selection of independent auditors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q: Can I vote on other matters?
A: The matters presented at an annual meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Mr. Colby and Mr. Cohen, the proxy holders, authority to vote your shares.

Q: How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, Mr. Colby and Mr. Cohen, the proxy holders, will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

o the election of the nominated slate of directors;
o LitFunding Corp. 2004 Stock Option Plan; and
o the ratification of the appointment of the independent auditors.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q: How do I get copies of the exhibits filed with LitFunding's Form
10-KSB?
A: A copy of LitFunding's Annual Report for 2003, which contains
LitFunding's Form 10-KSB and consolidated financial statements, is available online at www.sec.gov. LitFunding will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with LitFunding's Form 10-KSB for a reasonable fee. Requests for such copies should be directed to LitFunding's Secretary, LitFunding Corp., 5455 Wilshire Boulevard, Ste. 2126, Los Angeles, CA 90036. In addition, we urge you to refer to our report on Form 8-K filed on July 6, 2004 with the Securities and Exchange Commission on discussing our recent emergence from bankruptcy.

We hereby incorporate by reference into this Proxy Statement the following documents filed with the Commission pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

(a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

(b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004; and

(c) All other  Reports  and other  documents  filed by the  Company  pursuant to
Section 13(e) or 15(d) of the Exchange Act subsequent to March 31,2004 and prior to the date of the Meeting or such later date or dates to which the Meeting may be adjourned.

2. PROPOSALS FOR SHAREHOLDER ACTION

PROPOSAL 1. ELECTION OF DIRECTORS

NOMINEES.

At the Annual Meeting, you and the other stockholders will elect 5 individuals to serve as directors until the next annual meeting of stockholders to be held in 2005, until their successors are duly elected or appointed or until their death, resignation, or removal. One of the nominees is currently a member of the Board, and one is currently serving as one of our executive officers.

The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

The nominees for director, each of whom has consented to serve, if elected, are as follows: David G. Wallace, Howard Appel, Andrew B. Scherr, Morton Reed and Stanley B. Weiner

Potential directors standing for election are:

THE HONORABLE DAVID G. WALLACE, MAYOR OF THE CITY OF SUGARLAND, TEXAS. 43. Mr. Wallace received his BBA in Real Estate Finance from the University of North Texas. In addition to this schooling, Mr. Wallace attended Union College in Schenectady, New York and received a scholarship to study International Real Estate, International Finance and International Law at the University of Reading located in Reading, England. Since his graduation, Mr. Wallace has been involved in the acquisition and/or formation of over 100 companies and/or partnerships and has secured over $300 million in equity and debt.

Mr. Wallace currently serves as the Chairman of Wallace & Associates Investments, Inc., formerly The Markpoint Company, a venture capital and merchant banking operation that oversees investment activities for its related investment funds. In addition, Mr. Wallace also serves as the President and a director of a Carmel, California-based Small Business Investment Company (SBIC). As a result of the numerous portfolio holdings, Mr. Wallace currently serves on the boards for several private and public companies. Mr. Wallace also served as the Chief Executive Officer of The Grantham Company, a private investment-banking firm. The Grantham Company specialized in making direct investments with its co-investors in small, but established companies that sought medium-term capital to support further expansion. Mr. Wallace was Vice President of Equity Management Corporation, a private real estate syndication firm. In this capacity, Mr. Wallace was responsible for the acquisition and/or sale of over $250 million of income producing properties. In connection with such real estate activities, Mr. Wallace was a charter member of the North Texas Association of Real Estate Professionals, a former member of the Real Estate Securities and Syndication Institute (RESSI), a former member of the American Association of Financial Planners, and was frequently a guest lecturer at the University of North Texas' "Executive on Campus" program. Mr. Wallace is Co-Chairman, United States Conference of mayors - Homeland Security task Force, Member, United states Conference of Mayors, Chairman of the Texas Energy Center Task Force and sits on the boards of Directors of several businesses.

MR. HOWARD APPEL - CHIEF FINANCIAL OFFICER OF LAFFER ASSOCIATES, 42. Mr. Appel received his BSc from the California State University. He has been licensed as a Certified Public Accountant with the State of California and is registered securities agent and financial operations principal licensed with the National Association of Securities Dealers (NASD).

Mr. Appel currently serves as Chief Financial Officer and a Director of Laffer Associates, an economic consulting and research firm, and Chief Financial Officer and a Director of Laffer Advisors, an institutional broker-dealer. Mr. Appel's experience concentration includes financial and operations management and analysis, corporate finance, formation of joint ventures, new business start-ups and various legal undertakings including contract negotiations, agreements and litigation support. Mr. Appel manages the business and financial affairs of Dr. Arthur B. Laffer - renowned economist and former advisor to President Ronald Reagan. Mr. Appel was treasurer of Yorktown University, an online university offering undergraduate and graduate programs in Government and Business and Economics.

Mr. Appel was engaged in the turn around of a privately held securities firm which also included establishing a secondary brokerage operation in Hong Kong and an import/export company in Taiwan. From 1985 to 1988, Howard was a practicing Certified Public Accountant.

ANDREW B. SCHERR, ESQ., MBA, 36. Mr. Scherr is a strategic consultant advising companies on finance, strategy and M&A. As an investment banker with Salomon Smith Barney and later with Alex, Brown, Mr. Scherr raised in excess of $15 billion in financings and advised on numerous mergers, acquisitions and restructurings. Prior to his work in corporate finance and M&A, Mr. Scherr was a management consultant at Accenture where he advised companies on strategic issues. In addition, Mr. Scherr has experience in venture capital, asset management, corporate law and entrepreneurship. Mr. Scherr received his B.S. in electrical engineering and computer science from the Johns Hopkins University, his JD from the University of Maryland, and his MBA from the Yale School of Management.

Standing for re-election as directors are:

MORTON REED, PH.D., PRESIDENT AND CEO, 71. Dr. Reed served in the United States Marine Corp. during the Korean War. After returning from overseas he attended UCLA for his undergraduate studies in English and Philosophy. From 1960 through 1980 he served as an executive in several business ventures: CEO of Cathay Studios, from 1960 to 1968; CEO of Orient Limited of Nevada from 1968 to 1972. President and Chairman of AAlpha Mortgage Company from 1970 to 1982. During this time he continued with his education earning a Masters Degree in Psychology from Antioch University in 1973 and a Doctorate in philosophy in Clinical Psychology from California Graduate Institute in 1975. In 1996 Dr. Reed joined Magnolia Studios a post production facility in Burbank, CA and helped effect a sale of that company to Millennium Studios which appointed him interim CEO. He left Millennium in 1999 and joined Case Financial, a litigation funding company where he served as VP of Sales. In November 2000, Dr. Reed left Case Financial to form LitFunding Corp where he remains as President.

During the litigation of the past 14 months, those few petitioners who attempted to force the LitFunding Corp into an involuntary chapter 7 bankruptcy, also instigated a personal attack on Morton Reed, the major stock holder in the company, in an attempt to force an acquisition of his holdings in the company. Dr. Reed resisted the aggression as long as he could and was finally forced to file a Chapter 13 of his own in order to prevent his one and only creditor from confiscating his stock and turning it over to the petitioning creditors who had filed the erroneous Involuntary Chapter 7. Morton Reed's plan of reorganization was approved in June 2004.

STANLEY B. WEINER, VICE PRESIDENT OF FINANCE, 62. Mr. Stanley B. Weiner has more than 35 years experience creating and running businesses. Mr. Weiner was the founding officer of Gemini Financial Corporation, a NASD Broker/Dealer from 1970 through 1975, President of APA, Real Estate Syndication Company from 1975 through 1978, Managing Partner of Agri-World Partnership from 1978 through 1983, an agricultural project syndication company with offices throughout Europe and the Middle East. Mr. Weiner was a Founding Officer/President of Regent Properties from 1985 through 1990, and Chief Executive Officer of Wise Industries from 1990 through 1993, a company specializing in pollution control devices. In 1978, Mr. Weiner founded Western Pacific Investment Corporation, which syndicated thousands of apartment units, office buildings, shopping centers and agricultural properties in addition to packaging many tax-sheltered investments. As a result of the foregoing activities, Mr. Weiner has extensive experience in marketing, acquiring, financing and developing commercial and agricultural property, negotiating agreements and packaging transactions. Mr. Weiner received his Bachelor of Arts degrees in both Psychology and Economics from California State University at Long Beach. He also did graduate work in both fields at UCLA. Mr. Weiner has in the past held a National Association of Securities Dealers Principals license and is a licensed Real Estate Broker.

The executive officers and directors of LitFunding Corp as of December 31, 2003 are as follows:

--------------------------- ---------- ----------------------------------------
NAME                           AGE     POSITION
--------------------------- ---------- ----------------------------------------
Morton Reed                    71      Director, President, CEO
--------------------------- ---------- ----------------------------------------
John Holt Smith                61      Director
--------------------------- ---------- ----------------------------------------
Stanley Weiner                 62      VP Finance
--------------------------- ---------- ----------------------------------------
David Cohen                    46      CFO, Treasurer and acting Secretary
--------------------------- ---------- ----------------------------------------
Michael Marcelli (Resigned     40      Former Director, General Counsel
March 1, 2004*)
--------------------------- ---------- ----------------------------------------
*Mr. Marcelli's resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Dr. Reed's and Mr. Weiner's biographical information is contained in the section above. Mr. Smith's term as director will continue through the date of the Annual Meeting, though he will not be standing for reelection.

JOHN HOLT SMITH, DIRECTOR is a partner of the law firm Kelly Lytton & Vann LLP. Mr. Smith is engaged in the practice of law representing broker-dealers, individuals and entities raising capital, as well as preparing private placements and subsequent public offerings in a multitude of industries, including medical services and supply, film development and production, restaurant and food service, high technology and internet services. Formerly a partner in the Fort Worth, Texas firm of McDonald, Sanders, Ginsburg, Phillips, Maddox & Newkirk, Mr. Smith handled significant loan, corporate, securities and real estate transactions. He later served as Vice President of the United States Trust Company of New York and in that capacity opened the company's Beverly Hills office. Mr. Smith subsequently returned to the practice of law ultimately to head the securities department of the Los Angeles firm Bushkin, Gaims, Gaines & Jonas where he represented entertainment industry clients. Mr. Smith holds two degrees from Vanderbilt University (B.A. 1963, LL.B. 1966). Mr. Smith was Law Clerk to the Honorable Weldon White, Supreme Court of Tennessee, 1966.

PROPOSAL 2. RATIFICATION OF LITFUNDING CORP. 2004 STOCK OPTION PLAN

In April 2004, our Board of Directors adopted a stock option plan to provide its officers, directors and key employees with incentives in the form of stock options. The issuance of options to our current management as described herein and pursuant to this plan was approved and ordered by the bankruptcy court in May 2004. A complete discussion of our emergence from bankruptcy is contained in our report on Form 8-K filed with the Securities and Exchange Commission filed on July 6, 2004.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal to ratify the LitFunding Corp. 2004 Stock Option Plan.

PROPOSAL 3. RATIFICATION OF INDEPENDENT

Auditors The Board has appointed Epstein, Weber & Conover, PLC, certified public accountants, as auditors to examine the consolidated financial statements of LitFunding for the fiscal years ending December 31, 2003 and 2004, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Epstein, Weber & Conover, PLC, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2004 will be permitted to stand, unless the Board finds other reasons for making a change. It is understood that even if the selection of Epstein, Weber & Conover, PLC is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of LitFunding and its stockholders.

Representatives of Epstein, Weber & Conover, PLC will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. This proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock voted or represented and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD.

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Epstein, Weber & Conover, PLC as LitFunding's independent auditors for fiscal year 2004.

AUDIT FEES. The aggregate fees billed in each of the fiscal years ended December 31, 2003 and 2002 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $19,460 (billed in 2004) and $114,025, respectively.

AUDIT-RELATED FEES. There were no fees billed for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed above under "Audit Fees" for fiscal years 2003 and 2002.

TAX FEES. For the fiscal years ended December 31, 2003 and December 31, 2002, our principal accountants did not render any services for tax compliance, tax advice, and tax planning work.

ALL OTHER FEES.  None.

PRE-APPROVAL POLICIES AND PROCEDURES. Prior to engaging its accountants to perform a particular service, our Board of Directors obtains an estimate for the service to be performed. All of the services described above were approved by the Board of Directors in accordance with its procedures.

4. BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

The following table sets forth information as of June 23, 2004, with respect to directors, nominees, named executive officers of LitFunding and each person who is known by LitFunding to own beneficially more than 5% of our Common Stock, and with respect to shares owned beneficially by all directors, nominees, and executive officers of LitFunding as a group. The address for all directors and executive officers of LitFunding is5455 Wilshire Boulevard, Ste. 2126, Los Angeles, CA 90036, unless otherwise noted.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 30, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group

   Title of Class              Name of Beneficial Owner            Amount and Nature of Beneficial   Percent of
                                                                                Owner                   Class
--------------------- ------------------------------------------- ---------------------------------- ------------
                      Morton Reed                                        4,970,000 shares(1)            52.8%
Common Stock          5455 Wilshire Boulevard, Ste. 2126,            President, Chief Executive
                      Los Angeles, CA  90036                              Officer, Director
Common Stock          Stanley Tomchin                                     1,034,000 shares              10.9%
                      727 Lilac Drive
                      Montecito, CA  92310
Common Stock          Stanley Weiner                                      600,000 shares(2)             6.38%
                      5455 Wilshire Boulevard, Ste. 2126,              Vice President Finance
                      Los Angeles, CA  90036
Common Stock          David Cohen                                         90,000 shares(3)              0.9%
                      5455 Wilshire Boulevard, Ste. 2126,            Secretary, Treasurer, Chief
                      Los Angeles, CA  90036                              Financial Officer
Common Stock          John Holt Smith                                          30,000                   0.3%
                      1900 Avenue of the Stars, Suite 1450                     Director
                      Los Angeles, CA 90067
                                                                                                      60.5%(4)
Common Stock          All directors and named executive                   5,690,000 shares
                      officers as a group

(1) Dr. Reed also owns 32,500 options to purchase shares of our common stock for $1.00 each, which expire February 3, 2007; Dr. Reed also was issued 450,000 options to purchase shares of our common stock for $0.10 each, which expire June 23, 2007. Dr. Reed also owns 200,000 warrants to purchase shares of our common stock at $0.10 per share, which expire December 22, 2006.
(2) Mr. Weiner also owns 5,000 options to purchase shares of our common stock at $1.00 per share which expire on March 3, 2007 and 175,000 options to purchase shares of our common stock at $0.10 per share which expire June 23, 2007.
(3) Mr. Cohen also owns a total of 275,000 options to purchase shares of our common stock as follows: 25,000 options to purchase shares of our common stock at $0.001 which expire on June 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on October 2, 2007; 25,000 options to purchase shares of our common stock at $0.001 which expire on January 2, 2008; 25,000 options to purchase shares of our common stock at $0.001 which expire on April 2, 2008; and 175,000 options to purchase shares of our common stock at $0.10 which expire on June 23, 2007.
(4) Figures may vary due to rounding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

CHANGES IN CONTROL. Our management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

5. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and LitFunding must identify in this Proxy Statement those persons who did not file such reports when due. Based solely upon a review of Forms 3 and 4 and any amendments furnished to LitFunding during our fiscal year ended December 31, 2003, and Form 5 and any amendments furnished to LitFunding with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners did not comply with the applicable Section 16 filing requirements, in a timely manner; however, as of the date of this proxy statement, we believe that all such reports have been filed.

6. EQUITY COMPENSATION PLAN INFORMATION 2002

Employee Stock Compensation Plan

         In August 2002, we adopted our 2002 Employee Stock Compensation Plan Stock Incentive Plan, which set aside a total of 7,100,000 shares of LitFunding's common stock for issuance to LitFunding's officers, directors, employees, and consultants. Grants of stock options to such individuals made through December 31, 2003 were made under the terms of this plan.

         In July 2003, our Board of Directors voted to amend the number of shares reserved for issuance under our 2002 Employee Stock
Compensation Plan from 7,100,000 to 1,500,000.

2004 EXECUTIVE STOCK INCENTIVE PLAN

         In April 2004, our Board of Directors adopted an Executive Stock Incentive Plan, with the goal of providing certain of our directors, key employees and other qualified individuals or entities and the directors and key employees of any subsidiary corporation who are responsible for our continued growth an opportunity to acquire a proprietary interest in us, and, therefore, to create in such directors, key employees and other qualified individuals or entities an increased interest in and a greater concern for our welfare. In June 2004, this Plan was ordered and approved by the Bankruptcy Court. A copy of this Stock Incentive Plan is attached hereto as an exhibit.

7. BOARD AND COMMITTEE MATTERS

Remuneration of Directors. For the fiscal year ended December 31, 2003, there was no standing compensation arrangement for board of director members. However, all the directors of the LitFunding and its affiliated entities received cash compensation for their services as directors during 2003.

Morton Reed                                  $2,000
Michael Marcelli                             $3,000
J. Holt Smith                                $2,000
Stanley Weiner                               $1,000

For the fiscal year ended December 31, 2004, we are considering adopting the following annual compensation package for individuals serving on our Board of
Directors:

     o Cash: Meeting fees of $1,500 ($7,500 per year in the event that five meetings are held);
     o Equity: Meeting Fees of 5,000 3-year warrants with an exercise price of $0.20, per meeting; and
     o    Reasonable travel reimbursement.

Each director would be expected to attend all board meetings and serve on at least one committee. Directors that serve as the chair of a committee would receive Chair fees of $1,000 in cash and 2,000 3-year warrants with an exercise price of $0.20 per meeting. When our director compensation package is determined, we will disclose that information in a future filing.

At this time we expect that there will be at least an audit committee, compensation, and corporate governance committees. There will be no compensation for board actions taken by written consent in lieu of a meeting.
Meetings of the Board and its Committees for the fiscal year 2003 During the fiscal year 2003, LitFunding held 10 Board meetings.

COMMUNICATION WITH THE BOARD

Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the LitFunding Board of Directors, c/o Corporate Secretary, LitFunding Corp., 5455 Wilshire Boulevard, Ste. 2126, Los Angeles, CA 90036. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has not yet determined whether it has a member qualified as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002 during the fiscal year ended December 31, 2003. When this determination is made, the pertinent information will be disclosed.

8. EXECUTIVE COMPENSATION

The following table shows the compensation paid by LitFunding for services rendered by its executive officers. There were no other executive officers of LitFunding whose annual salary and bonus exceeded $100,000 during the fiscal year 2003 except as listed below. Summary Compensation Table

The following table furnishes compensation information for the year ended December 31, 2003, for the Chief Executive Officer; General Counsel and CFO. No other executive officers earned more than $100,000 during the year ended December 31, 2003. During fiscal 2003 those officers received, and as of April 4, 2004, held the stock options and warrants, which have been granted in connection with their services to us.

============== ======= ==================================== ========================================= ================
                               ANNUAL COMPENSATION                   LONG TERM COMPENSATION

-------------- ------- ------------------------------------ ----------------------------------------- ----------------
  NAME AND      YEAR   SALARY    BONUS      OTHER ANNUAL               AWARDS               PAYOUTS      ALL OTHER
  PRINCIPAL              ($)       ($)      COMPENSATION                                               COMPENSATION
  POSITION                                       ($)
-------------- ------- --------- --------- ---------------- ------------------------------ ---------- ----------------
                                                            RESTRICTED      SECURITIES     LTIP
                                                               STOCK        UNDERLYING     PAYOUTS
                                                            AWARDS ($)   OPTIONS/SARS (#)     ($)
-------------- ------- --------- --------- ---------------- ------------ ----------------- ---------- ----------------
Morton Reed-   2003    252,000     None         None           None           32,500         None      See Note (2)
president,
secretary
               2004    252,000     None         None           None         450,000(1)       None
                                                                                                       See Note (2)
-------------- ------- --------- --------- ---------------- ------------ ----------------- ---------- ----------------
Stanley        2003      None      None         None          100,000       750,000(3)       None          None
Weiner-VP                                                     shares
Finance                                                       common
                                                              stock
               2004      None      None         None           None         175,000(1)       None          None
-------------- ------- --------- --------- ---------------- ------------ ----------------- ---------- ----------------
Michael        2003    100,000     None         None           None           20,000         None          None
Marcelli-former
chief
financial
officer
               2004      None      None         None           None            None          None          None
-------------- ------- --------- --------- ---------------- ------------ ----------------- ---------- ----------------
David Cohen    2003    125,000     None         None           None          100,000         None          None
- chief                                                                      (sign-on
financial                                                                   incentive)
officer
               2004    125,000     None         None           None        175,000 (1)       None       See Note 4
============== ======= ========= ========= ================ ============ ================= ========== ================

(1) Represents stock options issued for services
(2) Car allowance $676 per mo, plus insurance and DMV fees and Medical: $1,602 per 6 month periods, plus prescriptions and co-payments as needed.
(3) Mr. Weiner received 450,000 warrants on October 8, 2003 and gifted 405,000 warrants on that same date; Mr. Weiner received 300,000 warrants on December 18, 2003 and gifted those 300,000 warrants and his remaining 45,000 warrants away in December 2003.
(4) Medical $116 per month; cost of 3 nights lodging in LA (avg. $230 per week) Additional notes to above table:

(a) Dr. Reed voluntary stopped taking salary in mid 2003 to assist the companies in the financing of the ongoing litigation.

(b) Option/Stock Appreciation Rights. Stock options were granted during 2003:
200,000 stock warrants and 32,500 options were granted to Morton Reed, 100,000 stock options were granted to David Cohen, 20,000 stock options were granted to Michael Marcelli and $325,000 in options were granted to Stanley Tomchin.

(c) Aggregated Option/SAR Exercises and Fiscal Year End Option/SAR Value Table. There was no exercise during 2003 of stock options or SARs.

(d) Long Term Incentive Plan ("LTIP") Awards Table. We did not make any long term incentive plan awards to any executive officer in 2003.

(e) Compensation of Directors. All our directors received cash compensation for their services as directors during 2003.

Morton Reed                                  $2,000
Michael Marcelli                             $3,000
J. Holt Smith                                $2,000
Stanley Weiner                               $1,000

(f) Employment Contracts. We have employment contracts with all of our executives and directors with the exception of Holt Smith.

DIRECTOR COMPENSATION.

For the fiscal year ended December 31, 2004, we plan to compensate our directors as follows: $2,500 will be granted to Dr. Reed per meeting held; $2,500 per meeting will be granted to Mr. Smith per meeting held; granted options as indicated above.

RELATED PARTY TRANSACTIONS.

Morton Reed, in accordance with his employment agreement has use of a leased company car costing approximately $680 per month plus insurance and taxes. We also pay for Dr. Reed's health insurance and medication. Additionally see annual compensation information above.

Dr. Reed voluntary stopped taking salary in mid 2003 to assist the companies in the financing of the ongoing litigation.

Stock options were granted during 2003: 200,000 stock warrants and 32,500 options were granted to Morton Reed, 100,000 stock options were granted to David Cohen, and 20,000 stock options were granted to Michael Marcelli.

Our directors received cash compensation for their services as directors during 2003 as indicated below:

Morton Reed                                  $2,000
Michael Marcelli                             $3,000
J. Holt Smith                                $2,000
Stanley Weiner                               $1,000

There are no other related party transactions, except as specified in the information included herein. With regard to any future related party transaction, we plan to fully disclose any and all related party transactions, including, but not limited to, the following:

     o    disclose such transactions in prospectuses where required;
     o disclose in any and all filings with the Securities and Exchange Commission, where required;
     o    obtain disinterested directors' consent; and
     o    obtain shareholder consent where required.

                                  OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,



/s/ Morton Reed
--------------------------------------------
Morton Reed
President, Chief Executive Officer and
Chairman of the Board
July 12, 2004

                                LITFUNDING CORP.
                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 6, 2004


The undersigned hereby appoints Deron Colby and David Cohen, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of LitFunding Corp., to be held August 6, 2004 at 11:00 a.m., Radisson Wilshire Plaza, 3515 Wilshire Blvd., Los Angeles CA 90010, or any adjournment thereof.

1. Election of directors.

a. Morton Reed

b. David G. Wallace

c. Howard Appel

d. Andrew B. Scherr

e. Stanley B. Weiner

                         |_| FOR |_| AGAINST |_| ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

2.  Ratification of the 2004 Stock Option Plan

                         |_| FOR |_| AGAINST |_| ABSTAIN

3. Ratification of the selection of Epstein, Weber & Conover, PLC as LitFunding Corp.'s independent auditors for the fiscal year ending December 31, 2004.

                         |_| FOR |_| AGAINST |_| ABSTAIN

|_| If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO LITFUNDING'S BOARD OF DIRECTORS AND FOR THE RATIFICATION OF EPSTEIN, WEBER & CONOVER, PLC LLP AS INDEPENDENT AUDITORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.



------------------------------------
Date:



------------------------------------
Date:

Signatures of Stockholder(s)

(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)

Exhibit A

                                STOCK OPTION PLAN

                     LITFUNDING CORP. 2004 STOCK OPTION PLAN

                            I. PURPOSES OF THE PLAN

         1.01 LitFunding Corp., a Nevada corporation ("Company"), desires to provide to certain of its directors, key employees and other qualified individuals or entities and the directors and key employees of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, key employees and other qualified individuals or entities an increased interest in and a greater concern for the welfare of the Company.

         The Company, by means of this LitFunding Corp. 2004 Stock Option Plan ("Plan"), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

         1.02 The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, key employee or other qualified individual or entity.

         1.03 The Options granted pursuant to the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not satisfy the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                    II. AMOUNT OF STOCK SUBJECT TO THE PLAN

         2.01 The total number of Shares of common stock of the Company which either may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, 30% of the issued and outstanding common stock of the Company.

         2.02 Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted pursuant to the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

                    III. EFFECTIVE DATE AND TERM OF THE PLAN

         3.01 The Plan shall become effective on the date ("Effective Date") on which it is adopted by the Board of Directors of the Company ("Board of Directors"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options shall terminate.

         3.02 The Company may, from time to time during the period beginning on the Effective Date and ending on exactly 10 years from the date the Plan is adopted by the Company's Board of Directors ("Termination Date"), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

         3.03 As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

         3.04 An employee, director or other qualified individual or entity to whom Options are granted may be referred to herein as a "Participant".

                               IV. ADMINISTRATION

         4.01 The Board of Directors shall designate an option committee ("Committee") which shall consist of no fewer than three (3) directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         4.02 Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

         4.03 Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion,

         (i) to determine the directors, employees and other qualified individuals or entities to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical);

         (ii)     to construe the Plan and Options;

         (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

         (iv) to make all other determinations necessary or advisable for administering the Plan.

         4.04 Without limiting the generality of the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to such Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of such Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through directorship or employment with the Company or any subsidiary corporation or parent corporation thereof.

         The determination of the Committee on matters referred to in this
Article IV shall be conclusive.

         4.05 The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                 V. ELIGIBILITY

         5.01 Non-Qualified Options may be granted only to directors, officers, other salaried key employees of the Company and other qualified individuals or entities, including, but not limited to, independent contractors and consultants of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided.

         An Incentive Option may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and not to any director or officer who is not also an employee.

                 VI. LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

         6.01 Except as otherwise provided pursuant to the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (pursuant to all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                         VII. OPTIONS: PRICE AND PAYMENT

         7.01 The purchase price for each share purchasable pursuant to any Non-Qualified Option granted pursuant to the Plan shall be such amount as the Committee shall deem appropriate.

         7.02 The purchase price for each share purchasable pursuant to any Incentive Option granted pursuant to the Plan shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per share on the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a Participant who, at the time such Incentive option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per share at the date such Option is granted.

         7.03 If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per share is to be determined, the fair market value per share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States of America on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States of America on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per share.

         7.04 If a public market exists for the Shares on any date on which the fair market value per share is to be determined, but the Shares are not listed on a national securities exchange in the United States of America, the fair market value per share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

         7.05 If no public market exists for the Shares on any date on which the fair market value per share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a share.

         For purposes of the Plan, the determination by the Committee of the fair market value of a share shall be conclusive.

         7.06 Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full and complete purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check, the Participant may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company Shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of such stock so delivered shall be determined as of the date immediately preceding the date on which such common Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                              VIII. USE OF PROCEEDS

         8.01 The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

          IX. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

         9.01 Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided, further, that, in the event that an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

         9.02 Subject to the provisions of Article XIX of the Plan, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any Option.

         9.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, such Option shall expire as to the then unexercised part.

         In no event shall an Option granted pursuant to the Plan be exercisable for a fraction of a share.

                             X. EXERCISE OF OPTIONS

         10.01 Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XV, XVII and XVIII of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for by payment of the full and complete purchase price, on the date specified in the notice of exercise.

                        XI. NONTRANSFERABILITY OF OPTIONS

         11.01 No Option shall be transferable, whether by operation of law or otherwise, other than by Will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of the Participant, only by such Participant.

                 XII. TERMINATION OF DIRECTORSHIP OR EMPLOYMENT

         12.01 Upon termination of the directorship or employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

         (a) if the Participant shall die while serving as a director or while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option, as provided in the Plan, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

        (b) if the directorship or employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship or employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of directorship or employment in the case of termination by reason of disability.

         In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

         12.02 If a Participant voluntarily terminates his directorship or employment, or is discharged for cause, any Option granted pursuant to the Plan shall, unless otherwise specified by the Committee in such Option, forthwith terminate with respect to any unexercised portion thereof.

         12.03 If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired such Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

         12.04 For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of similar import) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

         12.05 For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422A(a) of the Code. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as such person's right to reemployment with his employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless such person's right to reemployment is guaranteed by statute or contract.

         12.06 A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or
(ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

           XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         13.01 In the event of any change in the outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of Shares, or other similar change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422A of the Code.

         13.02 For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.

         13.03 In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding pursuant to the Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

         Alternatively, the Committee may determine, in its discretion, that all then outstanding Options shall immediately become exercisable upon a change of control of the Company.

                       XIV. RIGHT TO TERMINATE EMPLOYMENT

         14.01 The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                           XV. PURCHASE FOR INVESTMENT

         15.01 Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended ("Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered pursuant to the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus in respect thereof is current.

          XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

         16.01 Upon any exercise of an Option and payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person or persons.

         16.02 The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted pursuant to the Plan.

         16.03 The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

         All Shares issued as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

                             XVII. WITHHOLDING TAXES

         17.01 The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other amounts due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

                  XVIII. LISTING OF SHARES AND RELATED MATTERS

         18.01 If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares subject to the Plan upon any national securities exchange or pursuant to any state or federal law, or the consent or approval of any governmental regulatory agency, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares pursuant to the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                           XIX. AMENDMENT OF THE PLAN

         19.01 The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary in the Plan, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options pursuant to the Plan (other than an increase resulting from an adjustment provided for in Article XIII), (ii) reduce the exercise price of any Incentive Option granted pursuant to the Plan to an amount less than the price required by the relevant provisions of the Plan, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants pursuant to the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options to permit the Incentive Options to qualify as "incentive stock options" within the meaning of
Section 422A of the Code. The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan without the consent of the holder of such Option.

                    XX. TERMINATION OR SUSPENSION OF THE PLAN

         20.01 The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such Option was granted. The power of the Committee pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                               XXI. GOVERNING LAW

         21.01 The Plan and all Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

                            XXII. PARTIAL INVALIDITY

         22.01 The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.



Adopted by the Company's Board of Directors on March 9, 2004

Attested to by:   /s/  David Cohen
                  ------------------

The Company's Corporate Secretary



Adopted by a majority of the Company's shares entitled to vote on such matters on ____________, 200__

Attested to by:   _______________________________

The Company's Corporate Secretary